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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

                                COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)

            Nevada                   000-51044               01-0668846
  (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)


  400 South 4th Street, Suite 215, Las Vegas, Nevada                  89101
      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (702) 878-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01  Other Events.

     On May 8, 2007, Community Bank of Arizona, a wholly-owned subsidiary of Community Bancorp, announced by press release that the Fountain Hills branch was opened in Fountain Hills, Arizona, operating under Community Bank of Arizona. A copy of the press release is attached hereto.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

    (a)     Not applicable.

    (b)     Not applicable.

    (c)     Not applicable.

    (d)     Exhibits.

               Exhibit
               Number            Description
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               99.1              Press release dated May 8, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COMMUNITY BANCORP
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                                                        (Registrant)

Date:      May 8, 2007
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                                                  /s/ Edward M. Jamison
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                                            Edward M. Jamison, President, Chief
                                             Executive Officer and Chairman of
                                                          the Board